INSTALLMENT PAYMENT PLAN NOTE
   (Broadband Personal Communications Service, F Block: Auction Event no. 11)

US $____________
Washington, D.C.
                                              Execution Date: __________, 1997
License NO.:  _______                         Effective Date:  ________, 1997



         FOR VALUE RECEIVED, the undersigned, AER FORCE COMMUNICATIONS B, L.P., a Delaware Limited Partnership ("MAKER"), promises to pay to the order of the FEDERAL COMMUNICATIONS COMMISSION, an independent regulatory agency of the United States ("PAYEE" or "COMMISSION"), the principal sum of $____________ DOLLARS ("PRINCIPAL AMOUNT"), together with accrued interest, computed at the annual rate of ___________________ percent (____%) per annum ("ANNUAL RATE") on the unpaid Principal Amount hereof, from the date of this Note until the date the entire Principal Amount has been paid in full. This Note is executed on the Execution Date set forth above but is intended for all purposes to be effective as of ________, 1997.

         Interest and principal shall be payable as set forth below and in accordance with Schedule A attached hereto and made a part hereof;

         Interest only, at the Annual Rate from the date hereof shall be due and payable in equal consecutive quarterly installments of $_________, due on _______, 1997 and every year on _______, __________, __________, and ________
thereafter through and including _________, 1999.

         Commencing with the payment due on _______, 1999, Maker shall pay principal and interest in equal quarterly installments of $_________, due on _______, __________, __________, and ________ of every year hence through and including __________, 2007.

         The entire unpaid Principal Amount, together with accrued and unpaid interest thereon, and all other remaining obligations of maker hereunder, if not sooner paid, shall be due and payable on _______, 2007 ("MATURITY DATE").

         All interest shall be computed on the basis of 360-day year for actual days elapsed.

         All payments to be made hereunder, of principal, interest, costs, expenses, or other sums due hereunder, shall be made to the holder of this Note in lawful money of the United States of America which at the time of payment shall be legal tender for the payment of public and private




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debts,  free and clear and without  reduction by reason of any present or future income, stamp or other taxes, levies, imposts, deductions, charges, compulsory loans or withholdings whatsoever, including interest thereon or penalties with respect thereto, if any imposed, assessed, levied or collected by any political subdivision or taxing authority thereof or therein, on or in respect of this Note or the obligations it evidences. All payments shall be made during normal business hours at the Commission's designated lockbox location as set forth from time to time in the Commission's then-applicable orders and regulations and/or public notices.

         This Note is secured by, and entitled to the benefits of, a Security Agreement (the "SECURITY AGREEMENT") of even date between Maker and Payee. All the terms, covenants, conditions and agreements contained in the Security Agreement are hereby incorporated herein and made part of this Note to the same extent and effect as if fully set forth herein. It is expressly understood by Maker that all of the terms of the Security Agreement apply to this Note, and that reference in the Security Agreement to "THIS AGREEMENT" includes both the Security Agreement and this Note.

         IT IS HEREBY EXPRESSLY AGREED THAT TIME IS OF THE ESSENCE FOR THE PERFORMANCE OF EACH AND EVERY OF THE TERMS AND CONDITIONS UNDER THIS NOTE AND THE SECURITY AGREEMENT.

         A default under this Note ("EVENT OF DEFAULT") shall occur upon any or all of the following:

         a. Any non-payment by Maker of any Principal and/or Interest on the due date as specified hereinabove if the Maker remains delinquent for more than 90 days and

                  (1) Maker has not submitted a request, in writing, for grace period or extension of payments, if any such grace period or extension of payments is provided for in the then-applicable orders and regulations of the Commission; or

                  (2) Maker has submitted a request, in writing, for a grace period or extension of payment, if any such grace period or extension of payment is provided for in the then-applicable orders and regulations of the Commission, and following the expiration of the grant of such grace period or extension or upon denial of such a request for a grace period or extension, Maker has not resumed payments of Principal and/or Interest in accordance with the terms of this Note; or

         b. An involuntary case is commenced against the Maker (or any of Maker's Affiliates) and the petition shall not have been dismissed, stayed, bonded or discharged within sixty (60)




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days after  commencement  of the case;  or a court  having  jurisdiction  in the premises shall enter a decree or order for relief in respect of the Maker (or any of the Maker's Affiliates) in an involuntary case, under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect, or any other similar relief shall be granted under any applicable federal, state, local or foreign law; or,

         c. A decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Maker (or any of the Maker's Affiliates) or over all or a substantial part of the property of the Maker (or any of the Maker's Affiliates) shall be entered; or an interim receiver, trustee or other custodian of the Maker (or any of the Maker's Affiliates) or of all or a substantial part of the property of the Maker (or any of the Maker's Affiliates) shall be appointed or a warrant of attachment, execution, or similar process against any substantial part of the property of the Maker (or any of the Maker's Affiliates) shall be issued and any such event shall not be stayed, dismissed, bonded or discharged within sixty (60) days after entry, appointment or issuance; or

         d. The Maker (or any of the Maker's Affiliates) shall (1) commence a voluntary case under any applicable bankruptcy, insolvency or other similar law not or hereafter in effect, (2) consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, (3) consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property, (4) make any assignment for the benefit of creditors, or
(5) take any corporate action to authorize any of the foregoing; or

         e. Any failure by Maker to comply with any other condition (as set forth in the Security Agreement) for holding the above referenced License as set forth in the License or in the Communications Act of 1934, as amended, or then-applicable orders and regulations of the Commission, and such failure is not cured within five (5) business days after notice of same from the Payee or its designee; or

         f. Any violation by Maker of any other covenant or term of this Note or the Security Agreement, and such violation is not cured within five (5) business days after notice of same from Payee or its designee.

         As sued herein,  "Affiliate"  shall mean any individual or entity that:
(i) directly or  indirectly  controls or has the power to control the Maker,  or
(ii) is directly or indirectly controlled by Maker, or (iii) is directly or indirectly controlled by a third party or parties that also controls or has the power to control the Maker. "Affiliate" shall not include, however, such persons or entities as Payee shall agree, in writing, may be excluded form such definition.

         Upon any Event of Default under this Note, Payee may assess a late fee and/or




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administrative charge, plus the costs of collection, litigation, attorneys' fees and default payment as specified in the then-applicable orders and regulations of the Commission, as amended, and Maker acknowledges that it is liable and herein expressly promises to pay on demand such additional costs, expenses, late charges, administrative charges, attorneys fees, and default payment. The Maker hereby acknowledges that a late fee of 5% (FIVE PERCENT) of the payment due shall be added to each payment of moneys due under this Note that is not timely paid under the terms of this Note.

         Upon any Event of Default under this Note, the unpaid Principal Amount, plus all unpaid interest accrued thereon, together with any late fee and/or administrative charge, plus the costs of collection, litigation, attorneys' fees, and default payment as specified in the then-applicable orders and regulations of the Commission, as amended, shall become immediately due and payable.

         The Maker hereby acknowledges that the Commission has granted Maker the above referenced License pursuant to the Communications of 1934, as amended, conditioned upon full and timely payment of financial obligations under the Commission's installment payment plan, as set forth in the then-applicable orders and regulations of the Commission, as amended, addition to the rights and remedies set forth in this Note and the Security Agreement and regardless of the enforceability thereof, and that the sanctions and enforcement authority of the Commission, including the cancellation of the License, shall remain applicable in the event of a failure to comply with the terms and conditions of the License. Maker further acknowledges the rights of the Payee under this Note and the Security Agreement shall be in addition to, and in no respect in derogation of or in substitution for the rights of the Commission under the License and under the then-applicable orders and regulations of the Commission, and that nothing in this Note or the Security Agreement shall limit the right of the Commission to treat the License as a conditional license dependant on full and complete compliance by the Maker at all times with all the terms and conditions of the License, including full and timely payment of financial obligations under the Commission's installment payment plan.

         No delay or omission on the part of Payee in exercising any right under this Note, the Security Agreement, the License, or any other instrument securing this Note, shall operate as a waiver of such right or of any other right of Payee, nor shall any waiver by Payee of any such right or rights on any one occasion be deemed a bar to or waiver of the same right or rights on any future occasion.

         Maker is liable for all costs of collection of enforcement of the Payee's rights under this Note, the Security Agreement, the License or under any other instrument now or hereafter executed by the Maker in favor of Payee which in any manner evidences, governs or secures this Note, including reasonable attorneys' fees, whether suit is brought or not, and all such costs shall be paid by the Maker on demand, and whether or not such collection or enforcement occurs in




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any  bankruptcy,  reorganization,  receivership or other  proceedings  involving creditors' rights or involving a claim under this Note or any of the other documents evidencing, governing or security the obligation of Maker to fully and timely pay all obligations of Maker under the Commission's installment payment plan.

         Maker, all endorsers and guarantors hereof and any other party who pay become liable for all or any part of the obligation evidenced hereby, waive presentment for payment, notice or dishonor, protest and notice of protest, notice of nonpayment and any and all lack of diligence or delays in collection or enforcement of or with respect to this Note, the Security Agreement, or the License.

         Maker may prepay all or any of the Principal Amount without premium or penalty upon ten (10) days' prior written notice to Payee, given in the manner provided in the Security Agreement.

         Partial prepayments shall not postpone or reduce regular payments to be made hereunder. All such prepayments shall be applicable first to the payment of late charges, if any, costs and expenses, and administrative penalties due hereunder, then to accrued and unpaid interest, then to that portion of the unpaid Principal Amount due on the Maturity Date and then, if applicable, to any unpaid installments of principal in the inverse order of installment maturities. The Payee may require that any partial prepayments be made on the dates installments of principal and/or interest are due hereunder.

         Anything to the contrary notwithstanding, Payee shall not charge, take or receive, and Maker shall not be obligated to pay to Payee, any amounts constituting interest on the Principal Amount in excess of the maximum rate permitted by applicable law. If by reason of the acceleration of the unpaid Principal Amount or otherwise, interest in excess of the highest legal contract rate permitted by applicable law shall at any time be paid, any such excess shall constitute and be treated as a payment of outstanding principal hereunder and shall operate to reduce such outstanding Principal Amount.

         ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS NOTE, THE SECURITY AGREEMENT, OR OTHER DOCUMENT EVIDENCING, GOVERNING OR SECURING THE OBLIGATIONS EVIDENCED HEREBY (OTHER THAN ACTION BY THE COMMISSION PURSUANT TO THE LICENSE, ITS RULES, OR REGULATIONS, WHICH SHALL BE BROUGHT BEFORE THE COMMISSION) SHALL ONLY BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF COLUMBIA, AND, BY EXECUTION AND DELIVERY OF THIS NOTE AND SECURITY AGREEMENT, THE MAKER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURT, THE




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PARTIES  HERETO  HEREBY  IRREVOCABLY  WAIVE ANY  OBJECTION,  INCLUDING,  WITHOUT
LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDINGS IN THE DISTRICT OF COLUMBIA.

         THE MAKER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF THE AFOREMENTIONED COURT IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF A COPY THEREOF BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, TO THE MAKER AT ITS ADDRESS PROVIDED IN THE SECURITY AGREEMENT. SUCH SERVICE SHALL BE DEEMED TO HAVE OCCURRED ON THE THIRD DAY AFTER SUCH MAILING. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF PAYEE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE MAKER IN ANY OTHER JURISDICTION.

         EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, WILLINGLY, VOLUNTARILY, UNCONDITIONALLY, IRREVOCABLY AND INTENTIONALLY FOREVER WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE SECURITY AGREEMENT, OR OTHER DOCUMENTS EVIDENCING OR SECURING THE DEBT TRANSACTION EVIDENCED HEREBY, ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (VERBAL OR WRITTEN) OR ACTION OF ANY PERSON OR ANY EXERCISE BY ANY PARTY OF ITS RESPECTIVE RIGHTS UNDER THIS TRANSACTION, DOCUMENT OR ANY RELATED DOCUMENT OR IN ANY WAY RELATING TO THE COLLATERAL (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS TRANSACTION OR ANY CLAIMS OR DEFENSES ASSERTING THAT THIS TRANSACTION, IN WHOLE OR IN PART, WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). MAKER REPRESENTS THAT NO ORAL OR WRITTEN STATEMENTS HAVE BEEN MADE BY ANY PARTY TO EXCLUDE THIS SUBMISSION TO JURISDICTION AND WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS STATED EFFECT. MAKER FURTHER REPRESENTS THAT IT HAS BEEN REPRESENTED BY INDEPENDENT COUNSEL, SELECTED BY ITS OWN FREE WILL, IN SIGNING THIS NOTE AND IN THE MAKING OF THIS WAIVER AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAVIER WITH SUCH COUNSEL. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PAYEE TO ENTER INTO THIS TRANSACTION AND THE VARIOUS DOCUMENTS RELATED THERETO.




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         Maker  acknowledges  that this  Note and  Security  Agreement  (and any attachments affixed thereto by the Payee with the permission and knowledge of the Maker), along with the terms of the License and the then-current applicable Commission orders and regulations and the Communications Act of 1934, as amended, set forth the entire agreement, written and oral, of the parties concerning the granting of the License and the conditions under which Maker is
entitled  to  hold  the  License,   and  all  inconsistent   prior   statements,
understandings, notices, representations and agreements between the parties, oral or written, are superseded by and merged in the License, the then-current applicable Commission orders and regulations, this Note, the Security Agreement or other documents evidencing, governing or security the obligations evidenced hereby. Notwithstanding the foregoing, Maker's rights shall be subject to all Commission rules and regulations with respect to representations made by the Maker in connection with its application for the License or otherwise.

         If any provisions or part of this Note and/or Security Agreement shall for any reason be held or deemed to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein and the remaining provisions of this Note shall remain in full force and effect. The enforceability of the Note and/or the Security Agreement do not limit the obligations of the Maker or the rights of the Commission under the
Communications Act of 1934, as amended, under the License, or under the then-applicable orders and regulations of the Commission, as amended.

         Any notice demand or request hereunder shall be given in the manner set forth in the Security Agreement.

         This Note shall be governed by and construed in accordance with the Communications Act of 1934, as amended, the then-applicable orders and regulations of the Commission, and federal law. Nothing in this Noes shall be deemed to modify any then-applicable orders and regulations of the Commissions or the conditions of the License, and nothing in this Note shall be deemed to release the Maker from compliance therewith. This Note may not be changed, modified, waived, terminated or discharged orally, but only by an agreement in writing executed by the party against whom enforcement of any such change, modification, waiver, termination, or discharge is sought.

         Maker represents and warrants that any statements made by it in the Security Agreement or this Note: (i) are true and accurate in all material respects; and (ii) do not omit any material facts or information the absence of which would make such statement misleading in the context of Payee's evaluation of this Note, and acknowledges and agrees that Payee is entitled to and has relied on such statements in agreeing to the Note.




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         Payee  shall  have the right at any time to  assign,  endorse,  pledge, convey or otherwise transfer this Note and all of the other documents evidencing, governing or security this Notes or the obligations of Maker with respect to the License to any party. From and after the date of such assignment, endorsement, pledge, conveyance or other transfer, such transferee shall be entitled to exercise any and all rights and remedies of Payee hereunder, Maker shall not assign, convey or otherwise transfer its rights and obligations hereunder without the prior written consent of the Commission.


Date:__________________________                AER FORCE COMMUNICATIONS B., L.P.
                                                     [NAME OF MAKER]

                                               By: Aer Force Communications Inc.

                                               Its: General Partnership

                                               By:______________________________
                                                  Victoria Kane

                                               Its: President




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